Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of June 11, 2014, among CannLabs, Inc., a Nevada corporation (the “Company”), and each signatory hereto (each, a “Purchaser” and collectively, the “Purchasers”).

R E C I T A L S

WHEREAS, the Company and the Purchasers are parties to the Securities Purchase Agreement (the “Purchase Agreement”), dated  as of the date hereof, as such may be amended and supplemented from time to time;

WHEREAS, the Purchasers’ obligations under the Purchase Agreement are conditioned upon certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the Purchasers and the Company desire to provide for the rights of registration under the Securities Act as are provided herein upon the execution and delivery of this Agreement by such Purchasers and the Company.

NOW, THEREFORE, in consideration of the promises, covenants and conditions set forth herein, the parties hereto hereby agree as follows:

1.      Registration Rights.

 1.1      Definitions.  As used in this Agreement, the following terms shall have the meanings set forth below:

(a)     “Closing Date” has the meaning ascribed to such term in the Purchase Agreement.

(b)     “Commission” means the United States Securities and Exchange Commission.

(c)     “Common Stock” means the Company’s common stock, par value $0.001 per share.

(d)     “Effectiveness Date” means the date that is one hundred twenty (120) days after the Trigger Date.

(e)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f)      “Filing Date” means the date that is sixty (60) days after the Trigger Date.

(g)     “Purchaser” means any person owning Registrable Securities who becomes party to this Agreement by executing a counterpart signature page hereto, or other agreement in writing to be bound by the terms hereof, which is accepted by the Company.

(h)     The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(i)      “Registrable Securities” means any of the Shares or any securities issued or issuable as (or any securities issued or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares; provided, however, that Registrable Securities shall not include any securities of the Company that have previously been registered and remain subject to a currently effective registration statement or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Section 1 are not assigned, or which may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144.

(j)      “Rule 144” means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(k)     “Rule 415” means Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(l)      “Shares” means the shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock and the Common Stock purchase warrants issued to the Purchasers pursuant to the Purchase Agreement.

(m)    “Trigger Date” means the Closing Date.

 1.2            Company Registration.

(a)     On or prior to the Filing Date, the Company shall prepare and file with the Commission a registration statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The registration statement shall be on Form S-1 or, if the Company is so eligible, on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 or Form S-3, as the case may be, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by Purchasers holding an aggregate of at least 75% of the Registrable Securities on a fully diluted basis) substantially the “Plan of Distribution” attached hereto as Annex A.  The Company shall cause the registration statement to become effective and remain effective as provided herein.  The Company shall use its reasonable best efforts to cause the registration statement to be declared effective under the Securities Act as soon as possible and, in any event, by the Effectiveness Date.  The Company shall use its reasonable best efforts to keep the registration statement continuously effective under the Securities Act until all Registrable Securities covered by such registration statement have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, as determined by the counsel to the Company (the “Effectiveness Period”). Notwithstanding anything to the contrary set forth in this Section 1, in the event the Commission does not permit the Company to register all of the Registrable Securities in the initial registration statement referenced in this Section 1.2(a) because of the Commission’s application of Rule 415 (a “415 Notice”), the Company shall, within 5 days of receipt of the 415 Notice, register in the initial registration statement referenced in this Section 1.2(a) the maximum number of Registrable Securities as is permitted by the Commission; provided, however, that the Registrable Securities to be included in such initial registration statement or any subsequent registration statement shall be on a pro rata basis among the Purchasers. In the event the Commission does not permit the Company to register all of the Registrable Securities in the initial registration statement, the Company shall file subsequent registration statements to register the Registrable Securities that were not registered in the initial registration statement as promptly as practicable and in a manner permitted by the Commission. The Company shall prepare and file with the Commission such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep each such Registration Statement effective at all times during the Effectiveness Period for such Registration Statement, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement; provided, however, by 8:30 a.m. (New York time) on the Business Day immediately following each Effective Date, the Company shall file with the SEC in accordance with Rule 424(b) under the Securities Act the final prospectus to be used in connection with sales pursuant to the applicable Registration Statement (whether or not such a prospectus is technically required by such rule). In the case of amendments and supplements to any Registration Statement which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q or Form 10-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(b)     In no event shall the Company include any securities other than the Registrable Securities on any registration statement without the prior written consent of the Purchaser. Until the Applicable Date (as defined below), the Company shall not file a registration statement for the resale by any of its security holders (other than the Purchasers) or enter into any agreement providing any registration rights to any of its security holders.  The term “Applicable Date” shall mean the first date on which the resale by the Purchasers of all Registrable Securities is covered by one or more effective Registration Statements (and each prospectus contained therein is available for use on such date).

(c)     If any registration statement is not declared effective by the Commission (or otherwise does not become effective) on or prior to its Effectiveness Date (any such failure or breach being referred to as an “Event,” and the date on which such Event occurs being referred to as the “Event Date”), then in addition to any other rights available to the Holders, for each thirty (30) day period following the Event Date until the applicable Event is cured, the Company shall issue to each Purchaser a number of additional shares of Common Stock, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate number of shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock purchased in the Offering by such Holder for each thirty (30) day period following the Effectiveness Date that the registration statement has not been declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the Commission pursuant to its authority with respect to Rule 415, and the Company registers at such time the maximum number of shares of Common Stock as permitted by the Commission.  The parties agree that the Company will not be liable for liquidated damages under this Section 1.2(b) in respect of the warrants purchased in the private placement or the shares of Common Stock issuable upon exercise of such warrants. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a thirty (30) day period prior to the cure of an Event.

(d)     The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this Section 1.2 for each Purchaser, including (without limitation) all registration, filing and qualification fees, printer’s fees, accounting fees and fees and disbursements of counsel for the Company, but excluding any brokerage or underwriting fees, discounts and commissions relating to Registrable Securities and fees and disbursements of counsel for the Purchasers.

(e)     If at any time during the Effectiveness Period there is not an effective registration statement covering all of the Registrable Securities, then the Company shall notify each Purchaser in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act, in connection with a public offering of shares of Common Stock (including, but not limited to, registration statements relating to secondary offerings of securities of the Company but excluding any registration statements (i) on Form S-4 or S-8 (or any successor or substantially similar form), or of any employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or a dividend reinvestment plan, (ii) otherwise relating to any employee, benefit plan or corporate reorganization or other transactions covered by Rule 145 promulgated under the Securities Act, (iii) on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the resale of the Registrable Securities. In the event an Purchaser desires to include in any such registration statement all or any part of the Registrable Securities held by such Purchaser, the Purchaser shall within ten (10) days after the above-described notice from the Company, so notify the Company in writing, including the number of such Registrable Securities such Purchaser wishes to include in such registration statement. If an Purchaser decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company such Purchaser shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to the offering of the securities, all upon the terms and conditions set forth herein. If the Purchasers elect to cause the Company to include any of the Registrable Securities in a registration statement covering an underwritten offering of securities of the Company and the managing underwriter of the public offering advises the Company in writing that in its opinion the number of shares of Common Stock proposed to be included in the registration statement, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such underwritten offering and/or the number of shares of Common Stock proposed to be included in such registration statement would adversely affect the price per share of the Registrable Securities proposed to be sold in such underwritten offering, the Company shall include in such registration statement (i) first, the number of shares of Common Stock that the holders of Registrable Securities propose to sell, and (ii) second, the number of shares of Common Stock proposed to be included by any other persons (including shares of Common Stock to be sold for the account of the Company) allocated among such persons in such matter as they may agree. If the managing underwriter determines that less than all of the Registrable Securities proposed to be sold can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder.

(f)     Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to the Purchasers, suspend sales under a registration statement after its effectiveness date and/or require that the Purchasers immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent registration statement if the financial statements included in such registration statement become ineligible for inclusion therein. The Company’s rights under this Section 1.2(f) may be exercised for a period of no more than 10 trading days in any twelve-month period. Immediately after the end of any suspension period under this Section 1.2(f), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable registration statement and the ability of the Purchasers to publicly resell their Registrable Securities pursuant to such effective registration statement.

 1.3      Obligations of the Company.  Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)     Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective and to keep such registration statement effective during the Effectiveness Period;

(b)     Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c)     Furnish to the Purchasers such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them (provided that the Company would not be required to print such prospectuses if readily available to Purchasers from any electronic service, such as on the EDGAR filing database maintained at www.sec.gov);

(d)     Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities’ or blue sky laws of such jurisdictions as shall be reasonably requested by the Purchasers; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)     In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (each Purchaser participating in such underwriting shall also enter into and perform its obligations under such an agreement);

 (f)     Promptly notify each Purchaser holding Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, within one business day, (i) of the effectiveness of such registration statement, or (ii) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g)     Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed; and

(h)     Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

 1.4      Furnish Information.  It shall be a condition precedent to the Company’s obligations to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Purchaser that such Purchaser shall furnish to the Company such information regarding such Purchaser, the Registrable Securities held by such Purchaser, and the intended method of disposition of such securities in the form attached to this Agreement as Annex B, or as otherwise reasonably required by the Company or the managing underwriters, if any, to effect the registration of such Purchaser’s Registrable Securities.

 1.5      Delay of Registration.  No Purchaser shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

 1.6      Indemnification.

(a)     To the extent permitted by law, the Company will indemnify and hold harmless each Purchaser, any underwriter (as defined in the Securities Act) for such Purchaser and each person, if any, who controls such Purchaser or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto (collectively, the “Filings”), (ii) the omission or alleged omission to state in the Filings a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.6(a) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Purchaser, underwriter or controlling person.

(b)     To the extent permitted by law, each Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, any other Purchaser selling securities in such registration statement and any controlling person of any such underwriter or other Purchaser, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Purchaser expressly for use in connection with such registration; and each such Purchaser will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.6(b) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser (which consent shall not be unreasonably withheld); provided, however, in no event shall any indemnity under this subsection 1.6(b) exceed the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)     Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

(d)     If the indemnification provided for in Sections 1.6(a) and (b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such loss, liability, claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  In no event shall any Purchaser be required to contribute an amount in excess of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(e)     The obligations of the Company and Purchasers under this Section 1.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

 1.7      Reports Under Securities Exchange Act.  With a view to making available the benefits of certain rules and regulations of the Commission, including Rule 144, that may at any time permit an Purchaser to sell securities of the Company to the public without registration or pursuant to a registration on Form S-1 or Form S-3, the Company agrees to:

(a)     make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Closing Date;

(b)     take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Purchasers to utilize Form S-1 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the registration statement is declared effective;

(c)     file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d)     furnish to any Purchaser, so long as the Purchaser owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-1 or Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Purchaser of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form.

 1.8      Transfer or Assignment of Registration Rights.  All or any portion of the rights under this Agreement shall be automatically assignable by each Purchaser to any transferee or assignee (as the case may be of all or a portion of such Purchaser’s Registrable Securities if: (i) such Purchaser agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (as the case may be); (ii) the Company is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the 1933 Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer or assignment (as the case may be) shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement; and (vi) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws.

2.      Miscellaneous.

 2.1      Governing Law.  The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated only before a federal court located in the State of New York and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the registration of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

 2.2      WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY

 2.3      Waivers and Amendments.  This Agreement may be terminated and any term of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Purchasers holding at least a majority of the Registrable Securities then outstanding (the “Majority Purchasers”).  Notwithstanding the foregoing, additional parties may be added as Purchasers under this Agreement, and the definition of Registrable Securities expanded, with the written consent of the Company and the Majority Purchasers.  No such amendment or waiver shall reduce the aforesaid percentage of the Registrable Securities, the holders of which are required to consent to any termination, amendment or waiver without the consent of the record holders of all of the Registrable Securities. Any termination, amendment or waiver effected in accordance with this Section 2.2 shall be binding upon each holder of Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company.

 2.4      Successors and Assigns.  Except as otherwise expressly provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

 2.5      Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

 2.6      Notices.  All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand or by overnight courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to an Purchaser, at such Purchaser’s address, facsimile number or electronic mail address set forth in the Company’s records, or at such other address, facsimile number or electronic mail address as such Purchaser may designate by ten (10) days’ advance written notice to the other parties hereto or (b) if to the Company, to its address, facsimile number or electronic mail address set forth on its signature page to this Agreement and directed to the attention of Joshua Bleak, President, or at such other address, facsimile number or electronic mail address as the Company may designate by ten (10) days’ advance written notice to the other parties hereto. All such notices and other communications shall be effective or deemed given upon delivery, on the date that is three (3) days following the date of mailing, upon confirmation of facsimile transfer or upon confirmation of electronic mail delivery.

 2.7      Interpretation.  The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”  The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

 2.8      Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

 2.9      Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

 2.10    Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

 2.11    Telecopy Execution and Delivery.  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, as of the date, month and year first set forth above.

“Company” CANNLABS, INC.

By:	/s/ Steve Kilts
Name: Steve Kilts Title: President and Chief Operating Officer Address for notice: 3888 E Mexico Ave Denver, CO 80210
[COMPANY SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Agreement as of the date, month and year that such Purchaser became the owner of Registrable Securities.

“Purchaser”
SB Dallas Investments I, LP

By:	/s/ Steven Solomon
Name: Steven B. Solomon
Title: Managing Member
Address:
2828 N. Harwood, Suite 1700
Dallas, TX 75201

Telephone:
Facsimile:
Email: ___________________________________________________

[PURCHASER COUNTERPART SIGNATURE PAGE TO
REGISTRATION RIGHTS AGREEMENT]

Annex A

Plan of Distribution

Each selling stockholder of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the OTC Bulletin Board or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A selling stockholder may use any one or more of the following methods when selling shares:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

●	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, as amended, in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act of 1933, as amended. Each selling stockholder has informed us that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

We are required to pay certain fees and expenses incurred by us incident to the registration of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act of 1933, as amended.

Because selling stockholders may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, as amended, they will be subject to the prospectus delivery requirements of the Securities Act of 1933, as amended, including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act of 1933, as amended may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the selling stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the selling stockholders without registration and without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Securities Exchange Act of 1934, as amended, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the selling stockholders will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the selling stockholders or any other person. We will make copies of this prospectus available to the selling stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act of 1933, as amended).

Annex B

CANNLABS, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of CannLabs, Inc., a Nevada corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.           Name.

(a)           Full Legal Name of Selling Securityholder
__________________________________________________________________________________________________________________________________________
_______
(b)           Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

__________________________________________________________________________________________________________________________________________
_______

(c)           Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.           Address for Notices to Selling Securityholder:
__________________________________________________________________________________________________________________________________________
_______
__________________________________________________________________________________________________________________________________________
_______
__________________________________________________________________________________________________________________________________________
_______

Telephone:
Fax:
Contact Person:

3.             Broker-Dealer Status:

(a)           Are you a broker-dealer?

Yes                      No

(b)           If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes                      No

Note:                      If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)           Are you an affiliate of a broker-dealer?

Yes                      No

(d)           If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes                      No

Note:                      If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)            Type and Amount of other securities beneficially owned by the Selling Securityholder:

__________________________________________________________________________________________________________________________________________
_______
__________________________________________________________________________________________________________________________________________
_______

5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:
__________________________________________________________________________________________________________________________________________
_______
__________________________________________________________________________________________________________________________________________
_______

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner:

Date:

By:
Name: Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

CannLabs, Inc.

Fax: (___) ___-____